UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) June 2, 2017

GARMATEX HOLDINGS LTD.
(Exact name of registrant as specified in its charter)

Nevada	333-196921	36-4752858
(State or other	(Commission	(IRS Employer
jurisdiction	File	Identification
of incorporation)	Number)	No.)

7458 Allison Place, Chilliwack, British Columbia, Canada V4Z 1J7
(Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code 778.823.3104

Not Applicable
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[   ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[   ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[   ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[   ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 4.01                CHANGES IN REGISTRANT’S CERTIFYING ACCOUNTANT.

(a)                Dismissal of Independent Accountant.

On June 2, 2017, we dismissed MaloneBailey, LLP as our company’s independent registered public accounting firm. The dismissal of MaloneBailey, LLP was approved by our company’s board of directors.

MaloneBailey, LLP’s report on our company’s financial statements for the fiscal years ended April 30, 2016 and April 30, 2015 did not contain an adverse opinion or disclaimer of opinion, or qualification or modification as to uncertainty, audit scope, or accounting principles, except that such report on our company’s financial statements contained an explanatory paragraph in respect to the substantial doubt about our ability to continue as a going concern.

During our company’s fiscal years ended April 30, 2016 and April 30, 2015 and in the subsequent interim period through the date of dismissal, there were no disagreements, resolved or not, with MaloneBailey, LLP on any matter of accounting principles or practices, financial statement disclosure, or audit scope and procedures, which disagreement, if not resolved to the satisfaction of MaloneBailey, LLP, would have caused MaloneBailey, LLP to make reference to the subject matter of the disagreement in connection with a report on our financial statements.

Except as disclosed below, during our company’s fiscal years ended April 30, 2016 and April 30, 2015 and in the subsequent interim period through the date of dismissal, there were no reportable events as described in Item 304(a)(1)(v) of Regulation S-K.

In connection of the audit of our financial statements as of and for the years ended April 30, 2016 and April 30, 2015 and the review of our financial statements as of and for the nine month period ended January 31, 2017, MaloneBailey LLP advised us that it had identified the following control deficiencies to be material weaknesses:

  inadequate segregation of duties and effective risk assessment; and

  insufficient written policies and procedures for accounting and financial reporting with respect to the requirements and application of both US GAAP and SEC guidelines.

We agreed with MaloneBailey, LLP on these matters.

We provided MaloneBailey, LLP with a copy of this current report on Form 8-K prior to its filing with the Securities and Exchange Commission, and requested that it furnish us with a letter addressed to the Securities and Exchange Commission stating whether it agrees with the statements made in this current report on Form 8-K, and, if not, stating the respects with which it does not agree. A copy of such letter, dated June 12, 2017, is filed as Exhibit 16.1 to this current report on Form 8-K.

(b)                Engagement of Independent Registered Public Accounting Firm.

On June 2, 2017, we appointed Dale Matheson Carr-Hilton LaBonte LLC (“DMCL”) as our company’s independent registered public accounting firm. The appointment of DMCL was approved by our company’s board of directors.

During our company’s fiscal years ended April 30, 2016 and April 30, 2015 and in the subsequent interim period through the date of appointment of DMCL, we have not consulted with DMCL regarding either the application of accounting principles to a specified transaction, either completed or proposed, or the type of audit opinion that might be rendered on our financial statements, nor has DMCL provided to our company a written report or oral advice that DMCL concluded was an important factor considered by our company in reaching a decision as to the accounting, auditing or financial reporting issue. In addition, during such periods, our company has not consulted with DMCL regarding any matter that was either the subject of a disagreement (as defined in Item 304(a)(1)(iv) and the related instructions) or a reportable event (as described in Item 304(a)(1)(v) of Regulation S-K).

Item 9.01               Financial Statements and Exhibits.

16.1	Letter from MaloneBailey, LLP

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

GARMATEX HOLDINGS LTD.

By:

/s/ Devon Loosdrecht
Devon Loosdrecht
President, Chief Executive Officer,
Chief Financial Officer, Treasurer and Director

Date: June 15, 2017